Exhibit 10(b)

                                 FIRST AMENDMENT
                                TO REVOLVING NOTE


         THIS FIRST AMENDMENT TO REVOLVING NOTE ("First Amendment"), made as of March 31, 2000, by and between United Industrial Corporation, AAI Corporation, AAI Engineering Support, Inc., AAI/ACL Technologies, Inc., AAI/ACL Technologies Europe Limited, Detroit Stoker Company, Midwest Metallurgical Laboratory, Inc., UIC Products Co., Symtron Systems, Inc., and AAI MICROFLITE Simulation International Corporation (collectively, the "Borrower"), and First Union Commercial Corporation, a North Carolina Corporation (the "Lender").

                                    RECITALS

         A. United Industrial Corporation and certain of its subsidiaries entered into a Revolving Note, dated as of June 11, 1997, in the maximum principal amount of Seventeen Million, Five Hundred Thousand Dollars ($17,500,000.00) made payable to the order of First Union Commercial Corporation (the "Revolving Note").

         B. The Revolving Note evidences Borrower's obligations to repay advances of principal made by the Lender under a Revolving Line of Credit Loan Agreement And Security Agreement, dated June 11, 1997, as amended by First Amendment to Revolving Line of Credit Loan Agreement and Security Agreement dated as of October 1, 1998, by Second Amendment to Revolving Line of Credit Loan Agreement and Security Agreement dated as of December 31, 1998, and Third Amendment to Revolving Line of Credit Loan Agreement and Security Agreement of even date herewith (the "Loan Agreement"). The Revolving Note is governed, in part, by certain provisions of the Loan Agreement.

         C. The Borrower and the Lender desire to amend the Revolving Note for the purpose of extending the Maturity Date (as defined in the Revolving Note) to January 11, 2001, for the purpose of changing the definition of "Borrower" to the definition set forth above and for certain other purposes hereinafter set forth.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1. Capitalized terms used in this First Amendment but not defined herein have the meanings ascribed to them in the Revolving Note. The term "Borrower" shall henceforth refer to the Persons encompassed by the term "Borrower" as defined above.


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2.       The Maturity Date is extended to and including January 11, 2001.

3. Except as modified by this First Amendment, the Revolving Note remains in full force and effect and unmodified. Borrower warrants and represents that it has no offsets or defenses to its obligations under the Revolving Note, as modified by this First Amendment.

4. In consideration of Lender's agreement to this First Amendment, the Borrower hereby releases and waives any and all claims of any kind that it may have against the Lender as of the date of this First Amendment arising out of or relating to the Loan Agreement or the Revolving Note, as amended by this First Amendment.

5. ARBITRATION. UPON DEMAND OF ANY PARTY HERETO, WHETHER MADE BEFORE OR AFTER INSTITUTION OF ANY JUDICIAL PROCEEDING, ANY CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS BETWEEN PARTIES HERETO (A "DISPUTE") SHALL BE RESOLVED BY BINDING ARBITRATION CONDUCTED UNDER AND GOVERNED BY THE COMMERCIAL FINANCIAL DISPUTES ARBITRATION RULES (THE "ARBITRATION RULES") OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA") AND THE FEDERAL ARBITRATION ACT. DISPUTES MAY INCLUDE, WITHOUT LIMITATION, TORT CLAIMS, COUNTERCLAIMS, A DISPUTE AS TO WHETHER A MATTER IS SUBJECT TO ARBITRATION, CLAIMS BROUGHT AS CLASS ACTIONS, OR CLAIMS ARISING FROM DOCUMENTS EXECUTED IN THE FUTURE. A JUDGMENT UPON THE AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. NOTWITHSTANDING THE FOREGOING, THIS ARBITRATION PROVISION DOES NOT APPLY TO DISPUTES UNDER OR RELATED TO SWAP AGREEMENTS. ALL ARBITRATION HEARINGS SHALL BE CONDUCTED IN THE CITY OR COUNTY WHERE THE LENDER'S OFFICE, AS FIRST STATED ABOVE, IS LOCATED, OR AT SUCH OTHER PLACE AS THE PARTIES MAY IN WRITING AGREE. A HEARING SHALL BEGIN WITHIN 90 DAYS OF DEMAND FOR ARBITRATION AND ALL HEARINGS SHALL CONCLUDE WITHIN 120 DAYS OF DEMAND FOR ARBITRATION. THESE TIME LIMITS MAY NOT BE EXTENDED UNLESS A PARTY SHOWS CAUSE FOR EXTENSION AND THEN FOR NO MORE THAN A TOTAL OF 60 DAYS. THE EXPEDITED PROCEDURES SET FORTH IN RULE 51, ET SEQ., OF THE ARBITRATION RULES SHALL APPLY TO DISPUTES IN WHICH
         THE CLAIM IS LESS THAN $1,000,000.00. ARBITRATORS SHALL BE LICENSED ATTORNEYS SELECTED FROM THE COMMERCIAL FINANCIAL DISPUTE ARBITRATION PANEL OF THE AAA. THE PARTIES DO NOT WAIVE APPLICABLE FEDERAL OR STATE SUBSTANTIVE LAW EXCEPT AS PROVIDED HEREIN. NOTWITHSTANDING THE PRECEDING BINDING ARBITRATION PROVISIONS, THE PARTIES AGREE TO PRESERVE WITHOUT DIMINUTION, CERTAIN REMEDIES THAT ANY


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         PARTY MAY EXERCISE BEFORE OR AFTER AN ARBITRATION PROCEEDING IS
         BROUGHT. THE PARTIES SHALL HAVE THE RIGHT TO PROCEED IN ANY COURT OF PROPER JURISDICTION OR BY SELF HELP TO EXERCISE OR PROSECUTE THE FOLLOWING REMEDIES, AS APPLICABLE: (1) ALL RIGHTS TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY OR OTHER SECURITY BY EXERCISING A POWER OF SALE OR UNDER APPLICABLE LAW BY JUDICIAL FORECLOSURE INCLUDING A PROCEEDING TO CONFIRM THE SALE; (2) ALL RIGHTS OF SELF HELP, INCLUDING WITHOUT LIMITATION, PEACEFUL OCCUPATION OF REAL PROPERTY AND COLLECTION OF RENTS, SETOFF, AND PEACEFUL POSSESSION OF PERSONAL PROPERTY; (3) OBTAINING PROVISIONAL OR ANCILLARY REMEDIES INCLUDING INJUNCTIVE RELIEF, SEQUESTRATION, GARNISHMENT, ATTACHMENT, APPOINTMENT OF RECEIVER AND FILING AN INVOLUNTARY BANKRUPTCY PROCEEDING; AND (4) WHEN APPLICABLE, A JUDGMENT BY CONFESSION OF JUDGMENT. ANY CLAIM OR CONTROVERSY WITH REGARD TO ANY PARTY'S ENTITLEMENT TO SUCH REMEDIES IS A DISPUTE. THE PARTIES AGREE THAT THEY SHALL NOT HAVE A REMEDY OF PUNITIVE OR EXEMPLARY DAMAGES AGAINST OTHER PARTIES IN ANY DISPUTE, AND THEY HEREBY WAIVE ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY NOW HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY DISPUTE WHETHER THE DISPUTE IS RESOLVED BY ARBITRATION OR JUDICIALLY.

6. Lender has executed this First Amendment for the sole purpose of evidencing its consent hereto, and not for the purpose of becoming liable on the Revolving Note as a co-maker, endorser or guarantor.

7. This Third Amendment may be signed in several counterparts which, when executed, shall constitute a single agreement. A counterpart containing a facsimile signature shall be effective to the same extent as if it were a counterpart containing an original signature, but shall be confirmed promptly with a counterpart containing an original signature.


BORROWER:                                 UNITED INDUSTRIAL CORPORATION

                                          By: /s/ Richard Erkeneff
                                              --------------------------------
                                              Richard Erkeneff, President



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                                       AAI CORPORATION

                                       By: /s/ Paul J. Michaud
                                           --------------------------------
                                           Paul J. Michaud, Vice President,
                                           Chief Financial Officer & Treasurer


                                       AAI ENGINEERING SUPPORT, INC.

                                       By: /s/ Paul J. Michaud
                                           --------------------------------
                                           Paul J. Michaud, Vice President,
                                           Chief Financial Officer & Treasurer


                                       AAI/ACL TECHNOLOGIES, INC.

                                       By: /s/ Paul J. Michaud
                                           --------------------------------
                                           Paul J. Michaud, Vice President &
                                           Chief Financial Officer


                                       AAI/ACL TECHNOLOGIES EUROPE LIMITED

                                       By: /s/ Paul J. Michaud
                                           --------------------------------
                                           Paul J. Michaud, Vice President &
                                           Chief Financial Officer


                                       DETROIT STOKER COMPANY

                                       By: /s/ James Perry
                                           --------------------------------
                                           James Perry
                                           Vice President



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
                                       MIDWEST METALLURGICAL LABORATORY, INC.

                                       By: /s/ James Perry
                                           --------------------------------
                                           James Perry
                                           Vice President


                                       UIC PRODUCTS CO.

                                       By: /s/ James Perry
                                           --------------------------------
                                           James Perry
                                           Vice President


                                       SYMTRON SYSTEMS, INC.

                                       By: /s/ Robert Worthing
                                           --------------------------------
                                           Robert Worthing, Vice President,
                                           General Counsel, and Assistant
                                           Secretary


                                       AAI MICROFLITE Simulation
                                       International Corporation

                                       By: /s/ Paul J. Michaud
                                           --------------------------------
                                           Paul J. Michaud
                                           President



CONSENTED TO:                    FIRST UNION COMMERCIAL CORPORATION

                                 By: /s/ Michael J. Landini
                                     --------------------------------------
                                     Michael J. Landini, Vice President


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STATE OF MARYLAND              )
                               ) To-wit:
COUNTY/CITY OF BALTIMORE       )


         I Darlene J. Koch, a Notary Public in and for the jurisdiction aforesaid, do certify that James Perry, whose name is signed to the writing above, bearing date as of April 3rd, 2000, has acknowledged the same before me in my jurisdiction aforesaid.

         Given under my hand and seal this 3rd day of April, 2000.


                                                  /s/ Darlene J. Koch
                                                  -----------------------------
                                                  Notary Public

My Commission Expires:  Darlene J. Koch, Notary Public
                               Baltimore County
                              State of Maryland
                      My Commission Expires Dec. 1, 2001




STATE OF MARYLAND              )
                               ) To-wit:
COUNTY/CITY OF BALTIMORE       )


         I Darlene J. Koch, a Notary Public in and for the jurisdiction aforesaid, do certify that Paul J. Michaud, whose name is signed to the writing above, bearing date as of March 30, 2000, has acknowledged the same before me in my jurisdiction aforesaid.

         Given under my hand and seal this 30th day of March, 2000.


                                                  /s/ Darlene J. Koch
                                                  -----------------------------
                                                  Notary Public

My Commission Expires:  Darlene J. Koch, Notary Public
                               Baltimore County
                              State of Maryland
                      My Commission Expires Dec. 1, 2001


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
STATE OF MARYLAND              )
                               ) To-wit:
COUNTY/CITY OF BALTIMORE       )


         I Darlene J. Koch, a Notary Public in and for the jurisdiction aforesaid, do certify that Robert Worthing, whose name is signed to the writing above, bearing date as of March 30th, 2000, has acknowledged the same before me in my jurisdiction aforesaid.

         Given under my hand and seal this 30th day of March, 2000.


                                                  /s/ Darlene J. Koch
                                                  -----------------------------
                                                  Notary Public

My Commission Expires:  Darlene J. Koch, Notary Public
                               Baltimore County
                              State of Maryland
                      My Commission Expires Dec. 1, 2001




STATE OF MARYLAND              )
                               ) To-wit:
COUNTY/CITY OF BALTIMORE       )


         I Darlene J. Koch, a Notary Public in and for the jurisdiction aforesaid, do certify that Richard Erkeneff, whose name is signed to the writing above, bearing date as of March 30th, 2000, has acknowledged the same before me in my jurisdiction aforesaid.

         Given under my hand and seal this 30th day of March, 2000.


                                                  /s/ Darlene J. Koch
                                                  -----------------------------
                                                  Notary Public

My Commission Expires:  Darlene J. Koch, Notary Public
                               Baltimore County
                              State of Maryland
                      My Commission Expires Dec. 1, 2001



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